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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported): May 30, 2005

                                    PPOL,INC.
             (Exact name of registrant as specified in its charter)

      CALIFORNIA                   000-50065           95-4436774
     (State or other           (Commission File       (I.R.S. Employer
     jurisdiction of                Number)            Identification
     organization)                                        Number)


    11661 San Vicente Blvd, Suite 901                     90049
         Los Angeles, California                        (Zip Code)
 (Address of principal executive offices)

Registrant's telephone number, including area code: (310) 979-8513

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On May 30, 2005, Registrant completed its acquisition of K.K. U Service, a Japanese corporation ("USC") based in Tokyo, Japan. Pursuant to a Purchase Agreement (the "Purchase Agreement"), dated as of May 30, 2005, by and between Registrant, USC and K.K. Green Capital, a Japan corporation (the "Seller"), Registrant purchased from Seller all of the issued and outstanding shares of USC in exchange for an amount equal to JPY 380,000,000 (US$3,522,432). Seller is the majority owner of Foster Strategic Management Partnership, a Singapore partnership, which owns approximately 10,547,594 shares of Registrant's Common Stock, representing approximately 58.62% of Registrant's issued and outstanding Common Stock.

USC is in the business of planning, planning, development, development, sales and marketing, and import/export of telephones, fax, copier, computer and peripheral equipment.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

On May 30, 2005, Registrant sold to four (4) purchasers a total of 2,549,129 shares of its common stock, $0.001 par value per share ("Common Stock") for an aggregate consideration of JPY1,100,000,000 (US $10,196,516) at $4 per share.

Registrant entered into separate Stock Purchase Agreements ("Stock Purchase Agreements"), each dated as of May 30, 2005, with (i) K.K. Contents Provider Tokyo, a Japan corporation, which paid JPY400,0000,000 (US$3,707,824); (ii) K.K. Seagull, a Japan corporation, which paid JPY400, 000,000 (US$3,707,824); (iii) K.K. H.I. Consultants, a Japan corporation, which paid JPY200, 000,000 (US$1,853,912); and (iv) K.K. System Partners, a Japan corporation, which paid JPY100, 000,000 (US$926,956) (collectively, the "Investors"). Registrant issued the Common Stock in a private placement without registration under the Securities Act of 1933, as amended (the "Act"), in reliance on one or more exemptions from the registration requirements under the Act, including Regulation D under the Act.

Pursuant to the Stock Purchase Agreements, Registrant entered into a Registration Rights Agreement ("Registration Rights Agreement"), dated as of May 30, 2005, with each of the four Investors, which granted "piggy-back" registration rights to the Investors. Pursuant to the Registration Rights Agreement, if Registrant at any time files a registration statement (other than a Form S-4 or Form S-8 registration statement) with the Securities and Exchange Commission under the Act, Registrant agrees to use its best efforts to include in such registration statement such shares of the Investors' Common Stock as the Investors may request, subject to the terms and conditions of the Registration Rights Agreement.

The CEO of  PPOL is also the Representative Director of K.K. H.I. Consultants.

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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

The foregoing description of the Stock Purchase Agreements, the Registration Rights Agreement and the Purchase Agreement is qualified in its entirety by reference to those agreements, copies of which are filed as Exhibits hereto and incorporated herein by this reference.

(c) Exhibits.

10.15 Purchase Agreement, dated as of May 30, 2005, by and between PPOL, Inc., a California corporation, K.K. Green Capital, a Japan corporation, and K.K. U Service, a Japan corporation.

10.16 Stock Purchase Agreement, dated as of May 30, 2005, between PPOL, Inc., a California corporation, and K.K. Contents Provider Tokyo, a Japan corporation.

10.17 Stock Purchase Agreement, dated as of May 30, 2005, between PPOL, Inc., a California corporation, and K.K. Seagull, a Japan corporation.

10.18 Stock Purchase Agreement, dated as of May 30, 2005, between PPOL, Inc., a California corporation, and K.K. H.I. Consultants, a Japan corporation.

10.19 Stock Purchase Agreement, dated as of May 30, 2005, between PPOL, Inc., a California corporation, and K.K. System Partners, a Japan corporation.

10.20 Registration Rights Agreement, dated May 30, 2005, between PPOL, Inc., a California corporation and the INVESTORS (as defined).


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 3, 2005

                                     PPOL, Inc.

                                     By: /S/ Richard H. Izumi
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                                         Richard H. Izumi
                                         Chief Financial Officer and Secretary